                                                                    Exhibit 99.1

                                AUTONATION, INC.
                    UNAUDITED CONSOLIDATED INCOME STATEMENTS
                     ($ in millions, except per share data)



                                                   Three Months Ended September 30,     Nine Months Ended September 30,
                                                   --------------------------------     -------------------------------
                                                        2003              2002             2003               2002
                                                    -----------       -----------       ------------       ------------
Revenue:
    New vehicle                                     $   3,266.2       $   3,174.6       $    8,967.1       $    8,967.9
    Used vehicle                                          964.9             980.2            2,859.7            2,925.9
    Parts and service                                     637.0             626.5            1,857.7            1,861.0
    Finance and insurance                                 148.2             138.9              411.5              393.4
    Other                                                 241.1             273.5              689.3              811.8
                                                    -----------       -----------       ------------       ------------
Total revenue                                           5,257.4           5,193.7           14,785.3           14,960.0
                                                    -----------       -----------       ------------       ------------
Cost of sales:
    New vehicle                                         3,035.6           2,937.4            8,316.0            8,273.1
    Used vehicle                                          860.0             878.3            2,542.3            2,610.3
    Parts and service                                     358.8             353.3            1,047.2            1,050.3
    Other                                                 213.5             242.0              610.1              734.6
                                                    -----------       -----------       ------------       ------------
Total cost of sales                                     4,467.9           4,411.0           12,515.6           12,668.3
                                                    -----------       -----------       ------------       ------------

Gross profit                                              789.5             782.7            2,269.7            2,291.7

Selling, general and administrative expenses              565.5             568.7            1,637.4            1,672.4
Depreciation                                               17.6              18.0               51.4               50.6
Amortization                                                0.3               0.5                1.3                1.9
Loan and lease underwriting income, net                    (0.1)             (6.0)              (6.1)              (8.9)
Other (gains) losses                                       (0.1)              2.2                2.3                4.5
                                                    -----------       -----------       ------------       ------------

Operating income                                          206.3             199.3              583.4              571.2

Floorplan interest expense                                (15.5)            (18.6)             (54.5)             (55.3)
Interest expense - IRS settlement                          (3.1)               --              (10.9)                --
Other interest expense                                    (15.4)            (13.0)             (43.8)             (36.7)
Interest income                                             0.8               2.6                2.8                8.6
Other income (expense)                                     (1.4)              2.5                4.9                1.6
                                                    -----------       -----------       ------------       ------------

Income from continuing operations
  before income taxes                                     171.7             172.8              481.9              489.4

Provision for income taxes                                 62.9              66.1              182.4              187.2
Income tax benefit from IRS settlement                       --                --             (127.5)                --
                                                    -----------       -----------       ------------       ------------

Net tax provision - continuing operations                  62.9              66.1               54.9              187.2
                                                    -----------       -----------       ------------       ------------

Net income from continuing operations                     108.8             106.7              427.0              302.2

Loss from discontinued operations,
  net of income taxes                                        --                --              (12.3)                --
                                                    -----------       -----------       ------------       ------------

Net income before cumulative effect of
  accounting change                                       108.8             106.7              414.7              302.2

Cumulative effect of accounting change,
  net of income taxes                                        --                --              (14.6)                --
                                                    -----------       -----------       ------------       ------------

Net income                                          $     108.8       $     106.7       $      400.1       $      302.2
                                                    ===========       ===========       ============       ============


Diluted earnings per share:
    Continuing operations                           $      0.38       $      0.33       $       1.48       $       0.93
    Discontinued operations                                  --                --       $      (0.04)                --
    Cumulative effect of accounting change                   --                --       $      (0.05)                --
                                                    -----------       -----------       ------------       ------------
    Net income                                      $      0.38       $      0.33       $       1.39       $       0.93
                                                    ===========       ===========       ============       ============

Weighted average common and common
     equivalent shares outstanding                        286.6             321.9              288.6              325.5
                                                    ===========       ===========       ============       ============

Common shares outstanding                                 274.6             314.6              274.6              314.6
                                                    ===========       ===========       ============       ============




                                AUTONATION, INC.
                          UNAUDITED SUPPLEMENTARY DATA
                    ($ in millions, except per vehicle data)




   Operating Highlights                  Three Months Ended September 30,                 Nine Months Ended September 30,
                                -----------------------------------------------  -----------------------------------------------
                                  2003        2002       $ Variance  % Variance     2003         2002      $ Variance % Variance
                                ---------   ---------    ----------  ----------  ----------   ----------   ---------- ----------
Revenue:
  New vehicle                   $ 3,266.2   $ 3,174.6      $  91.6        2.9    $  8,967.1   $ 8,967.9    $   (0.8)    (0.0)
  Used vehicle                      964.9       980.2        (15.3)      (1.6)      2,859.7     2,925.9       (66.2)    (2.3)
  Parts and service                 637.0       626.5         10.5        1.7       1,857.7     1,861.0        (3.3)    (0.2)
  Finance and insurance             148.2       138.9          9.3        6.7         411.5       393.4        18.1      4.6
  Other                             241.1       273.5        (32.4)     (11.8)        689.3       811.8      (122.5)   (15.1)
                                ---------   ---------      -------               ----------   ---------    --------
                                $ 5,257.4   $ 5,193.7      $  63.7        1.2    $ 14,785.3   $14,960.0    $ (174.7)    (1.2)
                                =========   =========      =======               ==========   =========    ========

Gross profit:
  New vehicle                   $   230.6   $   237.2      $  (6.6)      (2.8)   $    651.1   $   694.8    $  (43.7)    (6.3)
  Used vehicle                      104.9       101.9          3.0        2.9         317.4       315.6         1.8      0.6
  Parts and service                 278.2       273.2          5.0        1.8         810.5       810.7        (0.2)    (0.0)
  Finance and insurance             148.2       138.9          9.3        6.7         411.5       393.4        18.1      4.6
  Other                              27.6        31.5         (3.9)     (12.4)         79.2        77.2         2.0      2.6
                                ---------   ---------      -------               ----------   ---------    --------
                                    789.5       782.7          6.8        0.9       2,269.7     2,291.7       (22.0)    (1.0)

Selling, general and
  administrative expenses           565.5       568.7          3.2        0.6       1,637.4     1,672.4        35.0      2.1

Depreciation                         17.6        18.0          0.4                     51.4        50.6        (0.8)
Amortization                          0.3         0.5          0.2                      1.3         1.9         0.6
Loan and lease underwriting
  income, net                        (0.1)       (6.0)        (5.9)                    (6.1)       (8.9)       (2.8)
Other (ganis) losses                 (0.1)        2.2          2.3                      2.3         4.5         2.2
                                ---------   ---------      -------               ----------   ---------    --------
 Operating income                   206.3       199.3          7.0        3.5         583.4       571.2        12.2      2.1

Floorplan interest expense          (15.5)      (18.6)         3.1       16.7         (54.5)      (55.3)        0.8      1.4
Interest expense -
  IRS settlement                     (3.1)         --         (3.1)                   (10.9)         --       (10.9)
Other interest expense              (15.4)      (13.0)        (2.4)     (18.5)        (43.8)      (36.7)       (7.1)   (19.3)
Interest income                       0.8         2.6         (1.8)     (69.2)          2.8         8.6        (5.8)   (67.4)
Other income (expense)               (1.4)        2.5         (3.9)                     4.9         1.6         3.3
                                ---------   ---------      -------               ----------   ---------    --------
  Income from continuing
    operations before
    income taxes                $   171.7   $   172.8      $  (1.1)     (0.6)    $    481.9   $   489.4    $   (7.5)    (1.5)
                                =========   =========      =======               ==========   =========    ========

Retail vehicle sales:
     New                          116,413     117,533       (1,120)      (1.0)      319,879     331,478     (11,599)    (3.5)
     Used                          64,735      64,420          315        0.5       190,308     191,990      (1,682)    (0.9)
                                ---------   ---------      -------               ----------   ----------   --------
                                  181,148     181,953         (805)      (0.4)      510,187     523,468     (13,281)    (2.5)
                                =========   =========      =======               ==========   =========    ========
Revenue per vehicle
  retailed:
     New                        $  28,057   $  27,010      $ 1,047        3.9    $   28,033   $  27,054    $    979      3.6
     Used                       $  14,905   $  15,216      $  (311)      (2.0)   $   15,027   $  15,240    $   (213)    (1.4)

Gross profit per vehicle
  retailed:
     New                        $   1,981   $   2,018      $   (37)      (1.8)   $    2,035   $   2,096    $    (61)    (2.9)
     Used                       $   1,620   $   1,582      $    38        2.4    $    1,668   $   1,644    $     24      1.5
     Finance and insurance      $     818   $     763      $    55        7.2    $      807   $     752    $     55      7.3






    Operating Percentages                                            Three Months Ended                Nine Months Ended
                                                                        September 30,                      September 30,
                                                                   -----------------------           -----------------------
                                                                   % 2003           % 2002           % 2003           % 2002
                                                                   ------           ------           ------           ------
Revenue mix percentages:
  New vehicle                                                        62.1             61.1             60.6             59.9
  Used vehicle                                                       18.4             18.9             19.3             19.6
  Parts and service                                                  12.1             12.1             12.6             12.4
  Finance and insurance                                               2.8              2.7              2.8              2.6
  Other                                                               4.6              5.2              4.7              5.5
                                                                    -----            -----            -----            -----
                                                                    100.0            100.0            100.0            100.0
                                                                    =====            =====            =====            =====

Operating items as a percentage of revenue:
  Gross profit:
     New vehicle                                                      7.1              7.5              7.3              7.7
     Used vehicle                                                    10.9             10.4             11.1             10.8
     Parts and service                                               43.7             43.6             43.6             43.6
     Finance and insurance                                          100.0            100.0            100.0            100.0
     Other                                                           11.4             11.5             11.5              9.5
       Total                                                         15.0             15.1             15.4             15.3
  Selling, general and administrative
    expenses                                                         10.8             10.9             11.1             11.2
  Operating income                                                    3.9              3.8              3.9              3.8

Operating items as a percentage of total gross profit:
    Selling, general and administrative expenses                     71.6             72.7             72.1             73.0
    Operating income                                                 26.1             25.5             25.7             24.9



                                AUTONATION, INC.
                     UNAUDITED SUPPLEMENTARY DATA, Continued
                     ($ in millions, except per share data)




     Cash Flow Information                             Three Months Ended                 Nine Months Ended
                                                          September 30,                      September 30,
                                                    --------------------------         --------------------------
                                                      2003              2002             2003              2002
                                                    --------          -------          --------          --------
Capital expenditures, excluding property
   operating lease buy-outs                         $   30.1          $  39.9          $   79.4          $   99.9

Property operating lease buy-outs                   $     --          $   5.6          $    9.8          $   11.0

Stock repurchases                                   $  111.8          $  47.9          $  465.2          $  199.0

Acquisitions                                        $    3.0          $  32.6          $   48.1          $  164.2

Proceeds from exercises of stock options            $   63.2          $   0.9          $  101.9          $   75.6




Floorplan Assistance and Expense             Three Months Ended September 30,               Nine Months Ended September 30,
                                          --------------------------------------        --------------------------------------
                                          2003           2002          Variance         2003            2002          Variance
                                          ----           ----          --------         ----            ----          --------
Floorplan assistance (included
  in cost of operations)                $  29.7         $  33.1         $ (3.4)        $  88.7         $  96.1         $ (7.4)
Floorplan interest expense                (15.5)          (18.6)           3.1           (54.5)          (55.3)           0.8
                                        -------         -------         ------         -------         -------         ------

  Net inventory carrying benefit        $  14.2         $  14.5         $ (0.3)        $  34.2         $  40.8         $ (6.6)
                                        =======         =======         ======         =======         =======         ======



Balance Sheet and Other Highlights

                                                        September 30, 2003     December 31, 2002       September 30, 2002
                                                        ------------------     -----------------       ------------------
Cash and cash equivalents                                    $     33.7             $    176.2             $    169.7
Inventory                                                    $  2,373.9             $  2,598.4             $  2,251.7
Floorplan notes payable                                      $  2,234.6             $  2,302.5             $  1,818.0
Non-vehicle debt                                             $    738.5             $    651.3             $    647.0
Equity                                                       $  3,958.7             $  3,910.2             $  4,020.1
New days supply (industry standard of selling,
  day, including fleet)                                         53 days                63 days                48 days

Used days supply (trailing 30 days)                             38 days                40 days                37 days





        Comparable Basis Reconciliation                                 Net Income                    Diluted Earnings Per Share
                                                               ----------------------------           ---------------------------
                                                                     Nine Months Ended                    Nine Months Ended
                                                                        September 30,                        September 30,
                                                               ----------------------------           ---------------------------
                                                                 2003                2002               2003               2002
                                                               --------            --------           --------           --------
Net income, as reported                                        $  400.1            $  302.2           $   1.39           $   0.93

  Discontinued operations                                          12.3                  --               0.04                 --
  Cumulative effect of accounting change                           14.6                  --               0.05                 --
                                                               --------            --------           --------           --------
Net income from continuing operations, as reported                427.0               302.2               1.48               0.93
  Income tax benefit from IRS settlement                         (127.5)                 --              (0.44)                --
                                                               --------            --------           --------           --------
Net income, excluding income tax benefit from
  IRS Settlement                                               $  299.5            $  302.2           $   1.04           $   0.93
                                                               ========            ========           ========           ========


                                AUTONATION, INC.
                           UNAUDITED SAME STORE DATA
                    ($ in millions, except per vehicle data)




 Operating Highlights                       Three Months Ended September 30,                 Nine Month Ended September 30,
                                    ----------------------------------------------   ---------------------------------------------
                                       2003         2002   $ Variance   % Variance     2003        2002     $ Variance  % Variance
                                    ----------    --------   --------   ----------   ---------   ---------   ---------  ----------
Revenue:
  New vehicle                         $  3,220.1    $3,139.6   $   80.5         2.6    $ 8,789.7   $ 8,867.8   $   (78.1)    (0.9)
  Used vehicle                             953.2       966.9      (13.7)       (1.4)     2,802.2     2,881.3       (79.1)    (2.7)
  Parts and service                        629.4       617.5       11.9         1.9      1,821.6     1,829.9        (8.3)    (0.5)
  Finance and insurance                    145.9       136.9        9.0         6.6        403.0       387.2        15.8      4.1
  Other                                    223.8       255.1      (31.3)      (12.3)       632.8       775.7      (142.9)   (18.4)
                                      ----------    --------   --------                ---------   ---------   ---------
                                      $  5,172.4    $5,116.0   $   56.4         1.1    $14,449.3   $14,741.9   $  (292.6)    (2.0)
                                      ==========    ========   ========                =========   =========   =========


Gross profit:
  New vehicle                         $    227.9    $  234.9   $   (7.0)       (3.0)   $   639.9   $   687.7   $   (47.8)    (7.0)
  Used vehicle                             103.8       100.7        3.1         3.1        311.9       311.4         0.5      0.2
  Parts and service                        274.8       269.4        5.4         2.0        794.0       797.4        (3.4)    (0.4)
  Finance and insurance                    145.9       136.9        9.0         6.6        403.0       387.2        15.8      4.1
  Other                                     22.6        20.6        2.0         9.7         64.5        61.1         3.4      5.6
                                      ----------    --------   --------                ---------   ---------   ---------
                                      $    775.0       762.5   $   12.5         1.6    $ 2,213.3   $ 2,244.8   $   (31.5)    (1.4)
                                      ==========    ========   ========                =========   =========   =========

Store selling, general and
  administrative expenses,
  excluding depreciation
  and amortization                    $    526.3    $  524.8   $   (1.5)       (0.3)   $ 1,500.0   $ 1,534.3   $    34.3      2.2
                                      ==========    ========   ========                =========   =========   =========
Retail vehicle sales:
  New                                    114,606     116,090     (1,484)       (1.3)     313,700     327,383     (13,683)    (4.2)
  Used                                    63,853      63,278        575         0.9      186,382     188,321      (1,939)    (1.0)
                                      ----------    --------   --------                ---------   ---------   ---------
                                         178,459     179,368       (909)       (0.5)     500,082     515,704     (15,622)    (3.0)
                                      ==========    ========   ========                =========   =========   =========

Revenue per vehicle retailed:
  New                                 $   28,097    $ 27,045   $  1,052         3.9    $  28,019   $  27,087   $     932      3.4
  Used                                $   14,928    $ 15,280   $   (352)       (2.3)   $  15,035   $  15,300   $    (265)    (1.7)

Gross profit per vehicle retailed:
  New                                 $    1,989    $  2,023   $    (34)       (1.7)   $   2,040   $   2,101   $     (61)    (2.9)
  Used                                $    1,626    $  1,591   $     35         2.2    $   1,673   $   1,654   $      19      1.1
  Finance and insurance               $      818    $    763   $     55         7.2    $     806   $     751   $      55      7.3






                   Operating Percentages                                Three Months Ended               Nine Months Ended
                                                                           September 30,                    September 30,
                                                                    ------------------------          ------------------------
                                                                    % 2003            % 2002           % 2003          % 2002
                                                                    -------          -------          -------          -------
Revenue mix percentages:
  New vehicle                                                          62.3             61.4             60.8             60.2
  Used vehicle                                                         18.4             18.9             19.4             19.5
  Parts and service                                                    12.2             12.1             12.6             12.4
  Finance and insurance                                                 2.8              2.7              2.8              2.6
  Other                                                                 4.3              4.9              4.4              5.3
                                                                    -------          -------          -------          -------
                                                                      100.0            100.0            100.0            100.0
                                                                    =======          =======          =======          =======

Operating items as a percentage of revenue:
  Gross Profit:
    New vehicle                                                         7.1              7.5              7.3              7.8
    Used vehicle                                                       10.9             10.4             11.1             10.8
    Parts and service                                                  43.7             43.6             43.6             43.6
    Finance and insurance                                             100.0            100.0            100.0            100.0
    Other                                                              10.1              8.1             10.2              7.9
      Total                                                            15.0             14.9             15.3             15.2
  Store selling, general and administrative expenses,
       excluding depreciation and amortization                         10.2             10.3             10.4             10.4

Operating items as a percentage of total gross profit:
  Store selling, general and administrative expenses,
       excluding depreciation and amortization                         67.9             68.8             67.8             68.3

